United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 23, 2005
Date of report (date of earliest event reported)
EMISPHERE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
1-10615
(Commission File Number)
13-3306985
(I.R.S. Employer Identification Number)

765 Old Saw Mill River Road, Tarrytown, New York	10591

(Address of principal executive offices)	(Zip Code)
914-347-2220
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1 Form of Indemnification Agreement
EX-10.2 Indemnification Agreement
EX-99.1 Letter from Robert J. Levenson

Item 1.01 Entry into a Material Definitive Agreement
Indemnification and Advancement Agreements
     On September 23, 2005, the Company entered into Indemnification and Advancement Agreements with each of Michael M. Goldberg, M.D., Michael E. Black, Stephen K. Carter, M.D., Arthur Dubroff and Howard M. Pack, members of the Board (each an “Indemnification Agreement”). Each Indemnification Agreement requires the Company (i) subject to certain conditions, to the fullest extent permitted by applicable law, to indemnify the director against any and all liabilities to third parties incurred in the course of conduct of the Company’s business or the business of any of its affiliates and (ii) to advance expenses to the indemnitee incurred in connection with a proceeding as defined in the agreement, within 30 days of such request.
     Each Indemnification Agreement is in the form set forth in Exhibit 10.1 and the foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the text of the form of Indemnification Agreement which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
Indemnification and Advancement Agreement with Robert J. Levenson
     On September 23, 2005, the Company entered into an Indemnification and Advancement Agreement with Robert J. Levenson, a member of the Board (the “Levenson Indemnification Agreement”). The Levenson Indemnification Agreement requires the Company (i) subject to certain conditions, to the fullest extent permitted by applicable law, to indemnify Mr. Levenson against any and all liabilities to third parties incurred in the course of conduct of the company’s business or the business of any of its affiliates and (ii) to advance expenses to Mr. Levenson incurred in connection with a proceeding as defined in the agreement, within 30 days of such request.
     The Levenson Indemnification Agreement is set forth as Exhibit 10.2 and the foregoing description of the Levenson Indemnification Agreement is qualified in its entirety by reference to the text of the Levenson Indemnification Agreement which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
     In connection with the entering into of the Levenson Indemnification Agreement, the Board approved the acceleration of the vesting of 2,770 shares of common stock of the Company which were subject to a certain restricted stock agreement between Mr. Levenson and the Company dated May 24, 2005 and 7,000 options that were granted upon his appointment to the Board pursuant to the Company’s Director Stock Plan.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On September 23, 2005, Robert J. Levenson resigned from the Board. Mr. Levenson was chairperson of the Compensation Committee and a member of both the Governance and Nominating Committee and the Audit Committee of the Board. A statement issued by Mr. Levenson is attached hereto as Exhibit 99.1. The Company has no objection to the contents of the statement.
Item 9.01 Financial Statements and Exhibits

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Exhibit Number	Description
Exhibit 10.1	Form of Indemnification and Advancement Agreement between the Company and each of Michael M. Goldberg, M.D., Michael E. Black, Stephen K. Carter, M.D., Arthur Dubroff and Howard M. Pack, dated September 23, 2005. (Filed herewith).

Exhibit 10.2	Indemnification and Advancement Agreement between the Company and Robert J. Levenson, dated September 23, 2005. (Filed herewith).

Exhibit 99.1	Statement regarding the Resignation of Robert J. Levenson from the Board of Directors of Emisphere Technologies, Inc., dated September 22, 2005. (Filed herewith).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMISPHERE TECHNOLOGIES, INC.

Date: September 29, 2005	By:	/s/ Elliot M. Maza

Name: Elliot M. Maza
Title: Chief Financial Officer

Exhibit
Number	Description
Exhibit 10.1	Form of Indemnification and Advancement Agreement between the Company and each of Michael M. Goldberg, M.D., Michael E. Black, Stephen K. Carter, M.D., Arthur Dubroff and Howard M. Pack, dated September 23, 2005. (Filed herewith).

Exhibit 10.2	Indemnification and Advancement Agreement between the Company and Robert J. Levenson, dated September 23, 2005. (Filed herewith).

Exhibit 99.1	Statement regarding the Resignation of Robert J. Levenson from the Board of Directors of Emisphere Technologies, Inc., dated September 22, 2005. (Filed herewith).